VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
In the section titled “About VC I’s Management — Investment Sub-Advisers — Invesco Aim Capital Management, Inc.,” the disclosure with respect to Invesco Aim Capital Management, Inc. (“Invesco Aim”) is amended effective December 31, 2009 to add the following:
On December 31, 2009, Invesco Ltd. merged the businesses of five retail and institutional investment advisers into one entity. As a result, Invesco Aim merged into Invesco Institutional (N.A.), Inc., which was renamed Invesco Advisers, Inc. (“Invesco”). Invesco will serve as the sub-adviser of the Global Real Estate Fund, International Growth I Fund, Large Capital Growth I Fund and Small Cap Fund (the “Funds”) and will provide substantially the same services as was provided by Invesco Aim. As a result of the merger, Invesco, which previously served as the sub-sub-adviser of a portion of the assets of the Global Real Estate Fund, is now a sub-adviser for the Fund. The portfolio management teams for all Funds remain the same. Additional information regarding the merger is available at Invesco’s website at http://www.invescoaim.com.
All references to Invesco Aim in the Prospectus are amended to reflect “Invesco Advisers, Inc.”
Global Real Estate Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — Invesco Aim Capital Management, Inc.,” effective December 4, 2009, Darin Turner, Portfolio Manager, was added as a portfolio manager of the Fund’s domestic real estate securities. Mr. Turner has been associated with Invesco and or its affiliates since 2005. Prior to 2005, Mr. Turner was a financial analyst in the corporate finance group of ORIX Capital Markets. Joe Rodriguez, Mark Blackburn, Paul Curbo, James Trowbridge and Ping-Ying Wang continue to serve as portfolio managers of the Fund.
Date: December 9, 2009

VALIC COMPANY I
Supplement to Statement of Additional Information dated October 1, 2009
In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, the chart is amended to reflect the addition of Darin Turner as a portfolio manager of Invesco Aim Capital Management, Inc. responsible for managing a portion of the Global Real Estate Fund.

Other Accounts
(As of July 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
Global Real Estate Fund	Invesco Aim	Turner, Darin	0	0	24	$44.7	0	0
Date: December 9, 2009